UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 27, 2019 (August 27, 2019)

Cypress Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10079	94-2885898
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

198 Champion Court

San Jose, California 95134

(Address of principal executive offices and zip code)

(408) 943-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	CY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “special meeting”) of Cypress Semiconductor Corporation (“Cypress”) was held on August 27, 2019 at 10:00 a.m., Pacific Time. At the special meeting, the following matters were submitted to Cypress’s stockholders for a vote: (1) a proposal to adopt the Agreement and Plan of Merger, dated as of June 3, 2019 (as it may be amended or modified from time to time, the “merger agreement”), by and among Cypress, Infineon Technologies AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany (“Infineon”), and IFX Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Infineon (“Merger Sub”), pursuant to which Merger Sub will merge with and into Cypress, with Cypress continuing as the surviving corporation (the “merger”) (such proposal, the “merger proposal”); and (2) a proposal to approve, on a non-binding, advisory basis, compensation that will be paid or may become payable to the named executive officers of Cypress in connection with the merger (the “named executive officer merger-related compensation proposal”). Each of these proposals is described in further detail in Cypress’s definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 16, 2019 (the “Proxy Statement”).

The following is a summary of the voting results for each matter submitted to Cypress’s stockholders:

1.	Merger Proposal. Cypress’s stockholders approved the merger proposal. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
264,617,311	374,739	120,025	—

2.	Named Executive Officer Merger-Related Compensation Proposal. Cypress’s stockholders approved the named executive officer merger-related compensation proposal. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
177,036,859	87,030,516	1,044,700	—

The vote regarding the named executive officer merger-related compensation proposal was advisory only and the result of the vote is not binding on Cypress or Infineon and is not a condition to consummation of the merger.

In connection with the special meeting, Cypress also solicited proxies with respect to a proposal to give Cypress the authority to adjourn the special meeting for the purpose of soliciting additional proxies in favor of the merger proposal if there were not sufficient votes at the time of the special meeting to approve the merger proposal (the “adjournment proposal”), as further described in the Proxy Statement. In light of the approval of the merger proposal, the adjournment proposal was rendered moot and was not called for a vote at the special meeting.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction and the merger of Merger Sub, a wholly owned subsidiary of Infineon, with and into Cypress on the terms and subject to the conditions set forth in the merger agreement, the benefits of the proposed transaction and the anticipated timing of the proposed transaction. Forward-looking statements can be generally identified by the use of words such as “anticipate,” “believe,” “plan,” “project,” “estimate,” “forecast,” “expect,” “should,” “intend,” “may,” “could,” “will,” “would,” “outlook,” “future,” “trend,” “goal,” “target,” and similar expressions or expressions of the negative of these terms. These statements reflect only Cypress’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, development, condition, state of facts, change, effect or other circumstances that could give rise to the termination of the merger agreement or the failure to satisfy the conditions to completion of the merger, including that a governmental authority may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Infineon to obtain the necessary financing to complete the merger; risks related to disruption of management’s attention from Cypress’s ongoing business operations due to the transaction; the effect of the announcement of the merger on Cypress’s relationships, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in Cypress’s relationships with its employees; capital market conditions, including availability of funding sources for us; changes in our credit ratings; risks related to our indebtedness, including our ability to meet certain financial covenants in our debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 30, 2018 and Part II, Item 1A. Risk Factors in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2019 and June 30, 2019 and any subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Semiconductor Corporation

Date: August 27, 2019	By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Executive Vice President, Finance and Administration and Chief Financial Officer